Personnel expenses	12 Months Ended
Dec. 31, 2018
Analysis of income and expense [abstract]
Personnel expenses
Personnel expenses

Personnel expenses recognized in continuing operations in the statements of comprehensive income were $2,057 million for the year ended December 31, 2018 (2017: $2,058 million; 2016: $2,122 million). Personnel expenses include salaries, wages, employee related taxes, short-term employee benefits, pension benefits (including plans assumed), post-employment medical benefits, other long-term employee benefits and non-cash pension expense related to the exit from a multi-employer pension plan. For additional details related to the post-employment benefit plans, refer to note 16.